STRATTON MUTUAL FUNDS

Stratton Growth Fund, Inc.
Stratton Monthly Dividend REIT Shares, Inc.
The Stratton Funds, Inc.

Supplement dated January 2, 2001
to Statement of Additional Information dated May 1, 2000


The following information replaces and supersedes any contrary information contained in the combined Statement of Additional
Information for the above Funds with respect to the current
Underwriter.

The tenth paragraph under the heading "Service Providers and Underwriter" on page 15 of the Statement of Additional Information is deleted and replaced with the following:

"Effective January 2, 2001, PFPC Distributors, Inc. serves as the funds' principal underwriter pursuant to separate Underwriting
Agreements for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each fund. The business address for PFPC Distributors, Inc. is 3200 Horizon Drive, King of Prussia, PA 19406-0903."

All other references to Provident Distributors, Inc. in the Statement of Additional Information are hereby replaced with PFPC Distributors, Inc. (the new Underwriter).

There are no changes to the phone numbers or addresses with respect to a shareholder's questions, investments or account activity.





INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.